UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2005

Pioneer Natural Resources Company

(Exact name of Registrant as specified in its charter)

Delaware	1-13245	75-2702753

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5205 N. O’Connor Blvd., Suite 900, Irving, Texas	75039

(Address of principal executive offices)	(Zip Code)

                                   (972) 444-9001
(Registrant’s telephone number, including area code)

                                           Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY

PIONEER NATURAL RESOURCES COMPANY

Item 7.01. Regulation FD Disclosure

     The presentation attached hereto as exhibit 99.1 includes certain historical and forward-looking financial and operational data about Pioneer Natural Resources Company (the “Company”) that is not otherwise readily available. This presentation will be shared with investors, analysts and other interested persons beginning July 5, 2005, including by Scott D. Sheffield, the Company’s Chairman and Chief Executive Officer, in his presentation at the Independent Petroleum Association of America’s (IPAA) Oil and Gas Investment Symposium in London, England on July 7, 2005 at 9:00 a.m. (London time).

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Pioneer Natural Resources Presentation

PIONEER NATURAL RESOURCES COMPANY

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

Date: July 1, 2005	By:	/s/ Darin G. Holderness

Darin G. Holderness
Vice President and Chief Accounting Officer

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description
99.1(a)	Pioneer Natural Resources Presentation

(a)	filed herewith

5